EXHIBIT 99.1

Fox & Hound Restaurant Group Reports Financial Results For the Fiscal Quarter Ended September 6, 2005

WICHITA, Kan., Oct. 3, 2005 (PRIMEZONE) -- Fox & Hound Restaurant Group (Nasdaq:FOXX) announced record revenues for the twelve week third quarter ended September 6, 2005.

Highlights for the twelve week third quarter ended September 6, 2005 compared to the twelve week third quarter ended September 7, 2004:

 --  Total revenues increased 16.8% to $36,738,000
 --  Net income was $156,000 versus $110,000, an increase of 42%
 --  Diluted earnings per share was $0.015 versus $0.011
 --  Comparable store sales increased 0.5%
 --  Two (2) new units were opened

Highlights for the thirty-six week period ended September 6, 2005 compared to the thirty-six week period ended September 7, 2004:

 --  Total revenues increased 16.1% to $111,935,000
 --  Net income was $4,209,000 versus $1,896,000
 --  An asset impairment charge of $2,523,000 ($1,766,000 net of tax or $0.17 per share) was taken during last year's second quarter
 --  Net income excluding the asset impairment charge was $4,209,000 versus $3,662,000, an increase of 14.9%
 --  Diluted earnings per share was $0.40 versus $0.18
 --  Diluted earnings per share excluding the asset impairment charge was $0.40 versus $0.35
 --  Comparable store sales increased 0.1%
 --  Seven (7) new units were opened

During the third quarter, the Company lost twelve (12) store days due to hurricane Katrina. The New Orleans store did not incur any significant damage and losses were limited to lost revenue and food inventory primarily. Excluding the store days lost to Katrina, the comparable store sales increased 0.7%. During the fourth quarter to date, the Company lost 22 additional store days due to the hurricanes in the gulf coast area and the mid-atlantic coast area. No stores sustained significant damage, and all stores have reopened.

During the third quarter, the Company opened two (2) new restaurants -- Germantown, MD and Louisville, KY -- bringing the number of restaurants opened in 2005 to seven (7). The Company expects to open 10-11 new restaurants in fiscal 2005. Three (3) units are under construction and contracts have been executed on five (5) more sites.

The Company currently operates 82 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host a conference call on Tuesday, October 4, 2005 at 10:00 a.m. EDT. The call in number is 1-800-988-9506, and the confirmation code is "FOXX". A recorded replay of the conference call will be available beginning October 4, 2005 through October 18, 2005. The replay call in number is 1-866-443-4143.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                     Fox & Hound Restaurant Group
                   Unaudited Summary Financial Data
              ($ in thousands except per share amounts)

                     Condensed Income Statements
                     ---------------------------

                                        For the twelve weeks ended

                                                         (Restated)
                                  September 6, 2005   September 7, 2004
                                  -----------------   -----------------
                                     $         %         $         %
                                  -------    -----    -------    -----
 Food and beverage                $34,684     94.4    $29,414     93.5
 Entertainment and other            2,054      5.6      2,047      6.5
                                  -------    -----    -------    -----
  Total net sales                  36,738    100.0     31,461    100.0

 Costs and expenses:
  Costs of sales                   10,116     27.5      8,697     27.6
  Restaurant operating expenses    21,702     59.1     18,519     58.9
  Depreciation and amortization     2,365      6.4      1,930      6.1
  Preopening costs                    293      0.8        558      1.8
  Asset impairment                     --                  --       --
                                  -------    -----    -------    -----
   Restaurant costs and expenses   34,476     93.8     29,704     94.4
                                  -------    -----    -------    -----
 Restaurant operating income        2,262      6.2      1,757      5.6
 General and administrative
  expenses                          1,965      5.4      1,523      4.9
 Gain on disposal of assets            --       --         --       --
                                  -------    -----    -------    -----
 Income from operations               297      0.8        234      0.7

 Other income/expense:
  Other income                         --       --         --       --
  Interest expense                    (73)    (0.2)       (76)    (0.2)
                                  -------    -----    -------    -----
 Income before income taxes           224      0.6        158      0.5
 Income tax expense                    68      0.2         48      0.2
                                  -------    -----    -------    -----
 Net income                       $   156      0.4    $   110      0.3
                                  =======    =====    =======    =====
 Earnings per share:
  Basic                           $  0.02             $  0.01
  Diluted                         $  0.01             $  0.01

 Shares used in computing
  earnings per share
  (in thousands):
    Basic                          10,018               9,909
    Diluted                        10,483              10,369

 Restaurants open at
  end of period                        82                  72

 Comparable sales growth              0.5%                1.3%

                 Analysis of Components of Net Income
                    and Earnings per Share Amounts
                 ------------------------------------

 Net earnings excluding asset
  impairment                      $   156             $   110
   Provision for asset
    impairment, net of tax           --                  --
                                  -------             -------
    Net income                    $   156             $   110
                                  =======             =======

 Diluted earnings (loss)
  per share:
   Net earnings excluding
    asset impairment              $  0.01             $  0.01
   Provision for asset
    impairment, net of tax           --                  --
                                  -------             -------
   Net income                     $  0.01             $  0.01
                                  =======             =======

                                     For the thirty-six weeks ended

                                                          (Restated)
                                 September 6, 2005    September 7, 2004
                                 -----------------    -----------------
                                     $         %         $         %
                                 --------    -----    -------    -----
 Food and beverage               $105,510     94.3    $89,856     93.2
 Entertainment and other            6,425      5.7      6,593      6.8
                                 --------    -----    -------    -----
  Total net sales                 111,935    100.0     96,449    100.0

 Costs and expenses:
  Costs of sales                   30,217     27.0     26,429     27.4
  Restaurant operating expenses    61,651     55.1     52,497     54.4
  Depreciation and amortization     6,624      5.9      5,467      5.7
  Preopening costs                  1,246      1.1      1,628      1.7
  Asset impairment                     --       --      2,523      2.6
                                 --------    -----    -------    -----
   Restaurant costs and expenses   99,738     89.1     88,544     91.8
                                 --------    -----    -------    -----
 Restaurant operating income       12,197     10.9      7,905      8.2
 General and administrative
  expenses                          5,990      5.3      5,017      5.2
 Gain on disposal of assets            25       --         --       --
                                 --------    -----    -------    -----
 Income from operations             6,232      5.6      2,888      3.0

 Other income/expense:
    Other income                       15       --          3       --
    Interest expense                 (155)    (0.1)      (172)    (0.2)
                                 --------    -----    -------    -----

 Income before income taxes         6,092      5.5      2,719      2.8
 Income tax expense                 1,883      1.7        823      0.8
                                 --------    -----    -------    -----
 Net income                      $  4,209      3.8    $ 1,896      2.0
                                 ========    =====    =======    =====
 Earnings per share:
   Basic                         $   0.42             $  0.19
   Diluted                       $   0.40             $  0.18

 Shares used in computing
  earnings per share
  (in thousands):
    Basic                           9,992               9,883
    Diluted                        10,426              10,433

 Restaurants open at
  end of period                        82                  72

 Comparable sales growth              0.1%                1.0%

                 Analysis of Components of Net Income
                    and Earnings per Share Amounts
                 ------------------------------------

 Net earnings excluding
  asset impairment               $  4,209             $ 3,662
   Provision for asset
    impairment, net of tax           --               (1,766)
                                 --------             -------
    Net income                   $  4,209             $ 1,896
                                 ========             =======
 Diluted earnings (loss)
  per share:
   Net earnings excluding
    asset impairment             $   0.40             $  0.35
   Provision for asset
    impairment, net of tax           --                 (0.17)
                                 --------             -------
    Net income                   $   0.40             $  0.18
                                 ========             =======

                     Fox & Hound Restaurant Group
                   Unaudited Summary Financial Data
               ($ in thousands except per share amounts)

             Reconciliation of Restated Income Statements
             --------------------------------------------

                         For the twelve weeks ended September 7, 2004

                                As
                            originally
                             reported     Adjustment     As restated
                         ---------------- ----------  ----------------
                            $         %        $        $         %
                         -------    ----- ----------  -------    -----
 Food and beverage       $29,414     93.5       --    $29,414     93.5
 Entertainment
  and other                2,047      6.5       --      2,047      6.5
                         -------    -----    -----    -------    -----
  Total net sales         31,461    100.0       --     31,461    100.0

 Costs and expenses:
  Costs of sales           8,697     27.6       --      8,697     27.6
  Restaurant operating
   expenses               18,495     58.8       24     18,519     58.9
  Depreciation and
   amortization            1,662      5.3      268      1,930      6.1
  Preopening costs           558      1.8       --        558      1.8
  Asset impairment            --                           --       --
                         -------    -----    -----    -------    -----
   Restaurant costs
    and expenses          29,412     93.5      292     29,704     94.4
                         -------    -----    -----    -------    -----
 Restaurant operating
  income                   2,049      6.5     (292)     1,757      5.6
 General and
  administrative
  expenses                 1,523      4.8       --      1,523      4.9
 Gain on disposal
  of assets                   --       --       --         --       --
                         -------    -----    -----    -------    -----
 Income from operations      526      1.7     (292)       234      0.7

 Other income/expense:
  Other income                --       --       --         --       --
  Interest expense           (59)    (0.2)     (17)       (76)    (0.2)
                         -------    -----    -----    -------    -----
 Income before
  income taxes               467      1.5     (309)       158      0.5
 Income tax expense          145      0.5      (97)        48      0.2
                         -------    -----    -----    -------    -----
 Net income              $   322      1.0    $(212)   $   110      0.3
                         =======    =====    =====    =======    =====
Earnings per share:
  Basic                  $  0.03            $(0.02)   $  0.01
  Diluted                $  0.03            $(0.02)   $  0.01

                       For the thirty-six weeks ended September 7, 2004

                                As
                            originally
                             reported     Adjustment     As restated
                         ---------------- ----------  ----------------
                            $         %        $        $          %
                         -------    ----- ----------  -------    -----
 Food and beverage       $89,856     93.2   $    0    $89,856     93.2
 Entertainment
  and other                6,593      6.8       (0)     6,593      6.8
                         -------    ----- ----------  -------    -----
  Total net sales         96,449    100.0        0     96,449    100.0

 Costs and expenses:
  Costs of sales          26,429     27.4      --      26,429     27.4
  Restaurant operating
   expenses               52,465     54.4       32     52,497     54.4
  Depreciation and
   amortization            4,720      4.9      747      5,467      5.7
  Preopening costs         1,628      1.7      --       1,628      1.7
  Asset impairment         2,365      2.4      158      2,523      2.6
                         -------    ----- ----------  -------    -----
   Restaurant costs
    and expenses          87,607     90.8      937     88,544     91.8
                         -------    ----- ----------  -------    -----
 Restaurant operating
  income                   8,842      9.2     (937)     7,905      8.2
 General and
  administrative
  expenses                 5,017      5.2      --       5,017      5.2
 Gain on disposal
  of assets                  --       --       --        --        --
                         -------    ----- ----------  -------    -----
 Income from operations    3,825      4.0     (937)     2,888      3.0

 Other income/expense:
  Other income                 3      --       --           3      --
  Interest expense          (121)    (0.1)     (51)      (172)    (0.2)
                         -------    ----- ----------  -------    -----
 Income before
  income taxes             3,707      3.9     (988)     2,719      2.8
 Income tax expense        1,227      1.3     (404)       823      0.8
                         -------    ----- ----------  -------    -----
 Net income              $ 2,480      2.6   $ (584)   $ 1,896      2.0
                         =======    ===== ==========  =======    =====
 Earnings per share:
   Basic                 $  0.25            $(0.06)   $  0.19
   Diluted               $  0.24            $(0.06)   $  0.18

                       Condensed Balance Sheets

                                         Sept. 6, 2005   Dec. 28,2004
                                         -------------   ------------
 Current assets:
   Cash                                      $ 1,007        $   812
   Other current assets                        5,588          6,093
                                             -------        -------
                                               6,595          6,905
 Property and equipment, net                  77,657         68,381
 Intangibles and other assets                  5,065          5,281
                                             -------        -------
                                             $89,317        $80,567
                                             =======        =======
 Current liabilities:
   Current portion of capital leases         $     8        $     8
   Other current liabilities                  15,817         13,133
                                             -------        -------
                                              15,825         13,141
 Notes payable                                 4,633          3,680
 Obligations under capital lease,
  net of current portion                         883            889
 Accrued rent                                  8,441          7,938
 Other noncurrent liabilities                  1,631          1,830
 Stockholders' equity                         57,904         53,089
                                             -------        -------
                                             $89,317        $80,567
                                             =======        =======

CONTACT:  Fox & Hound Restaurant Group
          Jim Zielke
          316-201-4006
          InvestorRelations@fhrg.com